UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (date of earliest event reported):
                                 April 26, 2005



                               FRESH CHOICE, INC.
             (Exact name of registrant as specified in its charter)




             Delaware                    000-20792            77-0130849
--------------------------------   --------------------   --------------------
 (State or other jurisdiction of   (Commission File No.)    (I.R.S. Employer
         incorporation)                                    Identification No.)

                               485 Cochrane Circle
                              Morgan Hill, CA 95037
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (408) 776-0799


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

         On April 26, 2005, Fresh Choice, Inc. (the "Company") received verbal notice from the National Association of Securities Dealers (the "NASD") that its common stock will no longer be listed for trading on the OTC Bulletin Board effective May 2, 2005. The NASD's decision to delist the Company's common stock from the OTC Bulletin Board was predicated on the Company's failure to file with the Securities and Exchange Commission (the "SEC") a Form 10-K for the fiscal year ended December 26, 2004 by the prescribed filing date, pursuant to the requirements of NASD Rules 6530 and 6540. As previously announced on a Form 8-K filed with the SEC on March 28, 2005, the filing of the fiscal year 2004 Form 10-K has been hindered by the Company's Chapter 11 bankruptcy proceedings as well as its ongoing review of accounting for leased properties and leasehold improvements. When delisted from the OTC Bulletin Board, the Company's common stock may only be quoted on the "Pink Sheets" maintained by the Pink Sheets LLC.

         Cautionary Information
         ----------------------

         In addition to the risks discussed under the heading "Business - Business Risks" in its most recent Form 10-K and Form 10-Q, there exists a number of risks and concerns for holders of the Company's equity securities including, but are not limited to, the following:

o    our ability to continue as a going concern;

o    our ability to return to positive comparable-store sales;

o    our ability to operate restaurants profitably;

o    our ability to obtain vendor or debtor-in-possession financing;

o our ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time;

o our ability to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 case;

o risks associated with third parties seeking to propose and confirm one or more plans of reorganization with respect to the Chapter 11 case;

o risks associated with the appointment of a Chapter 11 trustee and the ability of the Chapter 11 trustee to successfully manage our day-to-day operations;

o risks associated with the Chapter 11 trustee or third parties seeking to convert the case to a Chapter 7 case;

o our ability to obtain and maintain normal terms with vendors and service providers;

o    our ability to maintain contracts that are critical to our operations;

o the potential adverse impact of Chapter 11 on our liquidity or results of operations;

o    our ability to fund and execute our business plan;

o our ability to attract, motivate and/or retain key executives and associates; and

o    our ability to attract and retain customers.

         Similarly, these and other factors, including the terms of any reorganization plan, which may be ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies.

         Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 28, 2005

                          Fresh Choice, Inc.

                          By: /s/  David E. Pertl
                              -------------------------------------------------
                              David E. Pertl
                              Executive Vice President and Chief Financial
                              Officer